                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 10, 2005

                        ASPEN INSURANCE HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

            BERMUDA                 001-31909               NOT APPLICABLE
 (State or other jurisdiction      (Commission                  (I.R.S.
       of incorporation)           File Number)           Identification No.)

                                  VICTORIA HALL
                               11 VICTORIA STREET
                                 HAMILTON HM 11
                                     BERMUDA
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 295-8201

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  On March 10, 2005, we entered into new service agreements with
Messrs. David May and James Few. Those agreements were described in our Annual
Report on Form 10-K for the twelve months ended December 31, 2004 under Item 11
"Executive Compensation - Employment Related Agreements" which we incorporate herein by reference. The service agreements have been filed as exhibits to our
Annual Report on Form 10-K for the twelve months ended December 31, 2004.

                  On March 10, 2005, a modification to the terms of the options granted on March 3, 2005 was authorized whereby the options become exercisable either on the second anniversary of the initial vesting (and subject to the optionee's continued employment) or, in the event that the optionee's employment terminates due to death, disability (as defined in the option agreement), termination by the Company without cause (as defined in the option agreement) or by the optionee for good reason (as defined in the option agreement), vested options will become exercisable on the date of the optionee's termination. The modification to the terms of the options granted on March 3, 2005 was described in our Annual Report on Form 10-K for the twelve months ended December 31, 2004 under Item 11 "Executive Compensation - Share Incentive Plan - 2005 Options"
which we incorporate herein by reference. The form of award agreements for grants made on March 3, 2005 have been filed as exhibits to our Annual Report on
Form 10-K for the twelve months ended December 31, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASPEN INSURANCE HOLDINGS LIMITED
                                                      (Registrant)

Dated: March 16, 2005                       By:/s/ Sarah Davies
                                               ----------------------------
                                            Name:  Sarah Davies
                                            Title: Chief Operating Officer

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